
SAGINAW
SAGINAW

RAND
LOGISTICS, INC.



Rand Logistics, Inc. (NASDAQ: RLOG)
Fourth Quarter FY2012
Earnings Conference Call
June 08, 2012
8:30 a.m. EDT

Forward-Looking Statements



This presentation contains forward-looking statements. For all forward-looking statements, we claim the protection of the Safe Harbor for Forward-Looking Statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond our control and some of which might not even be anticipated. Future events and actual results, affecting our strategic plan as well as our financial position, results of operations and cash flows, could differ materially from those described in or contemplated by the forward-looking statements. Important factors that contribute to such risks include, but are not limited to, the effect of the economic downturn in our markets; the weather conditions on the Great Lakes; and our ability to maintain and replace our vessels as they age.

For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Rand's Annual Report on Form 10-K as filed with the Securities and Exchange Commission on June 8, 2012.

RAND LOGISTICS, INC.



Conference Call Details

- The conference call webcast and accompanying slides are available on the Rand Logistics, Inc. website at: http://www.randlogisticsinc.com/presentations.html

- A telephonic replay of the conference call may be accessed approximately two hours after the completion of the call.
  – 855-859-2056, Conference ID#85727208
  – 404-537-3406, Conference ID#85727208 for international callers

RAND LOGISTICS, INC.

Agenda



- **Introduction**
  Laurence Levy, Chairman and Chief Executive Officer

- **Business Environment and Operational Overview**
  Scott Bravener, President of Lower Lakes

- **Financial Overview**
  Joe McHugh, Chief Financial Officer

- **FY2012 Strategic Initiatives and FY2013 Earnings Outlook**

  Ed Levy, President of Rand Logistics

RAND LOGISTICS, INC.

Introduction
Laurence Levy



- We are pleased with our fiscal year 2012 accomplishments and continue to be excited by the prospects for further shareholder value creation in the near term.
- We have again demonstrated our ability to integrate acquired assets into our business, achieve the projections on which our capital investments were predicated, and grow our core business at an attractive rate.
- We also succeeded in securing important new business, achieved improvements in certain of our key performance metrics, and completed a number of capital projects which improved the operating efficiency of our fleet and extended the average life of our vessels.
- We expect each of the five acquired vessels to contribute to our 2012 sailing season results and to enhance the efficiency of the remainder of the fleet by better allowing us to match fleet configuration with customer requirements.
- Our operating income plus depreciation and amortization increased by 69.4% as compared to last year. Our operating income plus depreciation and amortization of $31.2 million was negatively impacted by approximately $900,000 for the year ended March 31, 2012 due to expenses related to the acquired vessels as well as expenses related to the planned retirement of one of our vessels.
- We estimate that approximately 55% of the growth of operating income plus depreciation and amortization in fiscal year 2012 was organic and the remaining 45% was attributable to the February 2011 acquisition.

RAND LOGISTICS, INC.

The Great Lakes Market: Competitive Dynamics



Type of Vessel	Vessel Physical Characteristics	Commodities	Primary Participants/# of Vessels	
			U.S. Flagged	Canadian Flagged
"Thousand Footers"	– 1,000 feet in length – 60,000 ton capacity	– Iron Ore – Western Coal	American Steamship (GATX)/6 Great Lakes Fleet (CN)/3 Interlake Steamship/4	None
40,000 Ton Class	– 800 feet in length	– Iron Ore – Western Coal	American Steamship (GATX)/1 Great Lakes Fleet/1	None
Mid-Class/Seaway Max	– 650 – 826 feet in length – 20,000 – 30,000 ton capacity	– Iron Ore – Coal (western and eastern) – Aggregates (metallurgical) – Grain	American Steamship (GATX)/7[1] Great Lakes Fleet (CN)/4 Interlake Steamship/4 VTB/ULT/2 Central Marine (Arcelor Mittal)/2	Algoma Central/16 Canada Steamship Lines/10 Rand/1
River Class	– 620 – 650 feet in length – 17,000 - 22,000 ton capacity	– Aggregates (construction) – Salt – Coal (western and eastern) – Iron Ore – Grain	Rand/8 (one to be retired) American Steamship (GATX)/3 Great Lakes Fleet (CN)/1 Interlake Steamship/1	Rand/4 Algoma Central/3
Bulk Carriers	– Not capable of self-unloading	– Grain – Iron Ore	Interlake/1	Rand/4 Algoma Central/9[2] Canada Steamship Lines/8 Vanguard/2

[1] Includes 3 inactive steam powered vessels
[2] Includes 2 inactive vessels

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



- Our continued ability to improve the operating efficiency of our fleet and capture the operating leverage inherent in our business attributable to a larger fleet and the capital investments that we continue to make in our vessels is reflected in the increase in vessel margin per day.
  - For the fiscal year ended March 31, 2012, vessel margin per day increased by 34.7% or $3,049, to $11,828 per day as compared to $8,779 for the same period ended March 31, 2011.
  - These vessel margin per day statistics exclude the results from the three vessels we purchased during the second half of 2011, as well as the retired vessel. In total, these vessels generated a loss of approximately $900,000 in fiscal 2012.
- We have been able to achieve the operating performance that we are announcing today even though demand for many of the commodities that we transport remains below their trailing five-year averages. Notwithstanding, our markets experienced an overall increase in demand during the 2011 sailing season, as compared to the same period in 2010.

RAND LOGISTICS, INC.

Summary Historical Financial Results



- As the Company has grown we have accelerated profit growth given the powerful operating leverage in our business.



Marine Freight Rev/Day
Vessel Operating Exp/Day *
G&A/Day **
Repair & Maintenance/Day
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
$/Day
$23,417
$17,264
$2,973
$1,246
$24,622
$19,025
$3,704
$1,333
$27,266
$16,583
$3,222
$1,640
$27,087
$15,763
$2,934
$1,692
$27,092
$16,988
$2,963
$1,635
$28,922
$15,691
$2,963
$1,929
FY2007
FY2008
FY2009
FY2010
FY2011
FY2012

Sailing Days	2,714	2,883	3,148	3,143	3,338	3,721

* **Vessel Operating Exp** is net of fuel surcharge revenue

** **G&A** excludes Lender Amendment Fee in FY2010

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



Bulk Cargo Carriage on the Great Lakes – Dec YTD*
(net tons in thousands)

Iron Ore



60,000
50,000
40,000
30,000
20,000
10,000
54,399
54,269
13.1%
61,355
2010
YTD 5-Yr Average
2011

Salt - U.S. Flag only



1,500
1,000
500
1,391
1,249
16.3%
1,452
2010
YTD 5-Yr Average
2011

Coal



45,000
35,000
25,000
15,000
5,000
31,982
36,614
-24.6%
27,616
2010
YTD 5-Yr Average
2011

Sand - U.S. Flag only



500
400
300
200
100
0
226
345
-3.8%
332
2010
YTD 5-Yr Average
2011

Limestone



40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
27,880
31,346
-10.2%
28,154
2010
YTD 5-Yr Average
2011

Grain - U.S. Flag only



400
300
200
100
0
307
324
-12.6%
283
2010
YTD 5-Yr Average
2011

Rand total tonnage for FY2012 increased by 18.2% year -over-year, excluding outside voyage charter.

* Data from Lake Carriers Association

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



- As a result of this increased customer demand and the expanded size of our fleet, we experienced a 11.5% increase in the number of sailing days during fiscal year 2012, compared to fiscal year 2011, which, in conjunction with better scheduling efficiencies and price increases, resulted in a 16.9% increase in marine freight revenue, excluding the impact of currency movement.
- Overall, our tonnage carried increased by 18.2%.
- Our total sailing days increased by 383 days, or 11.5%, to 3,721 sailing days during fiscal year 2012, from 3,338 sailing days during fiscal year 2011.
- At the present time, while we only have our April financial results and a directional sense of our May revenues, we are pleased with the performance of the fleet. We believe that our first quarter fiscal 2013 financial results will exceed those of the same quarter in fiscal 2012.
- For the years ended March 31, 2012 and March 31, 2013, we have a total of ten such dry-dockings and special surveys which is disproportionately high considering the size of our fleet.

RAND LOGISTICS, INC.



Rand Tonnage by Cargo


FY2011
Pet Coke 0.6%
Oxide 0.5%
Coke 0.4%
Slag 1.0%
Grain 10.8%
Salt 13.3%
Aggregates 42.5%
Ore 14.9%
Coal 16.0%
Aggregates
Coal
Ore
Salt
Grain
Slag
Pet Coke
Oxide
Coke


FY2012
Oxide 0.4%
Coke 0.7%
Slag 1.7%
Pet Coke 0.8%
Grain 10.4%
Salt 12.9%
Aggregates 44.9%
Ore 14.4%
Coal 13.8%
Aggregates
Coal
Ore
Salt
Grain
Slag
Pet Coke
Oxide
Coke

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



Key Metrics
FY2011 vs. FY2012

Sailing Days



4,000
3,600
3,200
2,800
3,338
3,721
11.5%
FY2011
FY2012

Marine Freight Revenue per Day



29,400
28,800
28,200
27,600
27,000
26,400
25,800
27,092
28,922
6.8%
FY2011
FY2012

Our total Sailing Days increased 383 days, or 11.5%.

Our vessel utilization was 101% of the theoretical maximum of 3,668 days for FY2012.

RAND LOGISTICS, INC.

Financial Overview
Joe McHugh



	Twelve months ended March 31, 2012	Twelve months ended March 31, 2011
Sailing Days	3,721	3,338
Freight Revenue/Sailing Day	28,922	27,092
(Vessel Operating Expenses less Fuel and Other Surcharge Revenue)/Sailing Day	15,691	16,988
Repairs and Maintenance Expenses/Sailing Days	1,929	1,635
G&A (in millions)	11.0	9.9
Average F/X Rate	$1.008 USD per CAD	$0.984 USD per CAD

RAND LOGISTICS, INC.

Financial Overview
Joe McHugh



<u>Operating Income Plus Depreciation and Amortization Bridge</u>
Mar YTD FY2012 vs. Mar YTD FY2011
(U.S. Dollars millions)



$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$18.4
$14.0
$0.7
$0.8
($0.8)
($0.9)
($1.0)
$31.2
March YTD FY2011 Actual
Vessel Fleet Increase Impact
Net Incident & Insurance Assessments Impact
Currency Translation
Layup/Fitout & Winter Work
Loss on Acq'd Vessels & Vessel planned for Retirement
Admin.
March YTD FY2012 Actual

RAND LOGISTICS, INC.

Financial Overview
Joe McHugh




Operating Income Before D & A*
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
FY07 Q4
FY08 Q1
FY08 Q2
FY08 Q3
FY08 Q4
FY09 Q1
FY09 Q2
FY09 Q3
FY09 Q4
FY10 Q1
FY10 Q2
FY10 Q3
FY10 Q4
FY11 Q1
FY11 Q2
FY11 Q3
FY11 Q4
FY12 Q1
FY12 Q2
FY12 Q3
FY12 Q4

•Excludes Lender Amendment Fee of $446K incurred in FY2010 and $1.2 million of acquisition related costs in FY2011

—Trailing Four Quarters Operating Income plus Depreciation and Amortization

RAND LOGISTICS, INC.

Capital Structure



(US Dollars 000's)	Mar 31, 2012	Mar 31, 2011
Cash and cash equivalents	$5,563	$4,508
Total current assets	$17,700	$16,183
Total assets	$257,831	$215,510
Revolver outstanding (seasonal)	$0	$0
Long-term debt (includes current portion)*	$133,601	$112,171
Preferred stock, $.0001 par value Authorized 1,000,000 shares Issued and outstanding 300,000 shares	$14,900	$14,900
Total stockholders' equity	$79,345	$58,329
F/X Rate at the end of period	$1.003 USD per CAD	$1.031 USD per CAD

* Includes approximately $25 million of term debt raised in December 2011 for the vessel acquisition for which no associated earnings have yet been generated.

RAND LOGISTICS, INC.

FY2012 Strategic Initiatives and FY2013 Outlook
Ed Levy



- Fiscal 2012 was a transformational year for the Company, with the acquisition of five vessels in calendar 2011 and the completion of the repowering of our last remaining steam powered vessel to diesel.
- In total, these actions have enabled us to grow our tonnage capacity and be better positioned to meet the increasing needs of our customers.
- Fiscal 2013 is likely to be a year focused on integrating our enlarged fleet to realize its earnings potential and to focus on a variety of organic growth opportunities.
- Our outlook for fiscal year 2013 remains consistent with our previous guidance, given our current order book and our first quarter results to date.
- Our fiscal 2013 earnings will be driven by a combination of four primary factors.
  - First, margin enhancement resulting from new commodities being moved in our markets.
  - Second, increased market penetration resulting from new business that we have already secured.
  - Third, improved vessel efficiencies resulting from our capital investments and the size and scale of our fleet within the river class market and
  - Fourth, price increases.

RAND LOGISTICS, INC.

Fiscal Year 2013 Earnings Outlook
Ed Levy



- The highly strategic vessel acquisitions in the fourth calendar quarter of 2011 and our vessel repowering will allow us to optimize efficiency of our entire fleet and better serve the needs of our customer network.
- Assuming a full sailing season of the two recently acquired vessels, we are preliminarily projecting operating income plus depreciation and amortization will be approximately $42 million.
- We believe we can continue to drive organic growth over the next several years through a combination of:
  - Price increases
  - Customer organic growth
  - Increasing market share
  - Mix shift; and
  - Capturing operating efficiencies
- We are keenly focused on repaying our accrued preferred dividend over the next 12 months.

RAND LOGISTICS, INC.